UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: July 16, 2015

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

000-28731

98-0211356

(Commission File Number)

(IRS Employer Identification Number)

Josef Mettler, Chief Executive Officer

Seestrasse 97, Oberrieden, Switzerland CH-8942

(Address of principal executive offices)

011 41 43 388 40 60

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

_____________________________________________________________________________________

On July 16, 2015, SunVesta, Inc. (“Company”) authorized the issuance of twelve million four hundred thousand (12,400,000) shares of its common stock to certain individuals serving as officers and directors of the Company, in connection with compensation due under the terms of employment agreements or for service on the Board of Directors,  pursuant to the exemptions provided by Section 4(2) and Regulation S of the Securities Act of 1933, as amended (“Securities Act”) as follows:

Name

Consideration

Shares

Exemption

Josef Mettler

Services

6,000,000

4(2)/Regulation S

Hans Rigendinger

Services

5,000,000

4(2)/Regulation S

José Maria Figueres

Services

700,000

4(2)/Regulation S

Howard Glicken

Services

700,000

4(2)

The Company complied with the exemption requirements of Section 4(2) of the Securities Act based on the following factors: (1) the issuances were isolated private transactions that did not involve a public offering; (2) there were four offerees all of whom serve as directors of the Company; (3) the offerees represented an intention not to resell the stock; (4) there have been no subsequent or contemporaneous public offerings of the stock; (5) the stock was not broken down into smaller denominations; and (6) the discussions that lead to the issuance of the stock took place directly between the offerees and the

Company.

The Company complied with the exemption requirements of Regulation S, as applicable, by having directed no offering efforts in the United States, by offering common shares only to offerees who were outside the United States at the time of the offering, and ensuring that the persons to whom the common shares were issued and authorized were non-U.S. persons with addresses in foreign countries.

Item 4.01

Changes in Registrant’s Certifying Accountant

(a)

On July 16, 2015, the Company, upon the authorization and approval of its Board of Directors,

dismissed BDO Visura International AG  (“BDO Visura”) as its independent registered public accounting firm.

BDO Visura’s reports on the Company’s financial statements for the years ended December 31, 2014 and

December 31, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding BDO

Visura’s dismissal there:

(i)   were no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with BDO Visura on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Visura, would have caused BDO Visura to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii)  no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BDO Visura with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“Commission”) and requested that BDO Visura furnish it with a letter addressed to the Commission stating that it agrees with the statements made above.  A copy of BDO

Visura’s letter, dated July 17, 2015, is attached herewith as Exhibit 16.1 to this Form 8-K.

(b)

On July 16, 2015, upon the authorization and approval of the Board of Directors, the Company engaged BDO AG as its independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period preceding BDO

AG’s engagement, neither the Company nor anyone acting on its behalf consulted BDO AG regarding either:

(i)

the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that

BDO AG concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(ii)      any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K respectively).

The Company provided BDO AG with a copy of this Form 8-K prior to its filing with the Commission.

Item 9.01

Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit

Page

No.

No.

Description

16.1

Attached

Letter from BDO Visura to the Commission

SIGNATURES

Pursuant  to  the  requirements  of  the  Securities  Exchange  Act  of  1934,  the  registrant  has  duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunVesta, Inc.

Date

By: /s/ Josef Mettler

July 17, 2015

Name: Josef Mettler

Title: Chief Executive Officer